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                                                                 EXHIBIT 23.1



               CONSENT OF DELIOTTE & TOUCHE LLP, INDEPENDENT AUDITORS


     We consent to the incorporation by reference in this Registration Statement No. 333-13203 of Unify Corporation on Form S-8 of our report dated May 18,
1998, appearing in this Annual Report on Form 10-K of Unify Corporation for the year ended April 30, 1998.


DELOITTE & TOUCHE LLP

San Jose, California
July 15, 1998